                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                 March 18, 1996


          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


       1-9793                                  52-1483643
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(Commission File Number)            (IRS Employer Identification No.)


11200 Rockville Pike, Rockville, Maryland        20852
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(Address of principal executive offices)       (Zip Code)


                                 (301) 468-9200
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
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          As described in the following NEWS RELEASE, Capital Realty Investors Tax Exempt Fund Limited Partnership has filed preliminary joint proxy materials with the Securities and Exchange Commission regarding the previously announced proposed merger with affiliates of Capital Apartment Properties, Inc., and announced an increase in the Series II consideration.


                                      FOR IMMEDIATE RELEASE


        CONTACT:    James T. Pastore
                    Pastore Communications Group
                    202-546-6451
                    Susan T. Backman or
                    Curtis C. Rimmey
                    CRITEF Partnerships
                    301-231-0231

    CRITEF General Partners File Merger Proxy; Announce Increased CRITEF-II
                                 Consideration


          ROCKVILLE, MD, Mar. 18, 1996 -- (AMEX: CRA, CRB, CRL) -- The general partners of two Capital Realty Investors Tax Exempt Fund limited partnerships (CRITEF partnerships) said today they have filed preliminary joint proxy materials with the Securities and Exchange Commission regarding the previously announced proposed merger of the partnerships with affiliates of Capital Apartment Properties, Inc. (CAPREIT).

          Under the merger terms, the holders of the CRITEF partnerships' Beneficial Assignee Certificates (BACs) are expected to receive an aggregate gross amount of approximately $158.8 million in cash for their interests in the partnerships. This amount is subject to adjustment at closing, but the aggregate gross merger consideration for the BACs will not be less than $157.3 million or greater than $160.3 million.

          The proxy statement includes the fairness opinions rendered by Oppenheimer & Co., Inc. to the CRITEF partnerships.

          The closing of the merger transactions is subject to, among other things, clearance of the proxy statement by the Securities and Exchange Commission and approval by the BAC holders at special meetings of the CRITEF partnerships.

          There are two CRITEF partnerships with three series of securities that trade on the American Stock Exchange:

- Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I (CRITEF-I) (AMEX:CRA);
- Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II (CRITEF-II) (AMEX:CRB);
- Capital Realty Investors Tax Exempt Fund III Limited Partnership (CRITEF-III) (AMEX:CRL).

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    Since the terms were last announced on Feb. 1, 1996, the consideration for CRITEF-II has been increased approximately eight cents ($.08) per BAC.

    The gross redemption prices of the BACs in the merger are as follows:

- $14.41 per BAC for CRITEF-I's 2,280,000 BACs, subject to adjustment but not less than $14.27 or greater than $14.55;

- $14.24 per BAC for CRITEF-II's 3,238,760 BACs, subject to adjustment but not less than $14.10 or greater than $14.38;

- $15.18 per BAC for CRITEF-III's 5,258,268 BACs, subject to adjustment but not less than $15.04 or greater than $15.32.

    The per-BAC gross amounts above, as adjusted, will be reduced by any plaintiffs' counsels' fees and expenses as may be awarded by the court in a pending class action suit. The parties have agreed to settle the suit subject to preliminary court approval. After that, the parties will send notice of the proposed settlement to class members for approval.

    The CRITEF partnerships together hold 18 tax-exempt mortgage revenue bonds used to finance multifamily housing communities in eight states. Formed by CRI in 1986 and 1987, the partnerships began trading on the American Stock Exchange on July 1, 1993.

    CAPREIT, based in Rockville, Maryland, is a self-managed private real estate investment trust. CAPREIT owns 30 multifamily complexes containing 7,512 units located in 10 states. In addition, CAPREIT manages another 40 apartment communities (including 14 of the CRITEF communities) for third-party owners.
The largest shareholder in CAPREIT is Apollo Real Estate Investment Fund, L.P.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (a) Financial Statements of Businesses Acquired

         None

    (b) Pro Forma Financial Information

         None

    (c)  Exhibits

         Exhibit No. 99 - Additional Exhibits

         Financial statements for certain borrowers (nominee entities of the Partnership which took title to certain properties) are being provided as exhibits. Certain of these financial statements include explanatory language in the independent accountants' report expressing doubt about the borrower's ability to continue as a going concern. The explanatory language resulted from a borrower's inability to generate sufficient cash flow to meet its mortgage loan obligations to the Partnership. As the Partnership is the holder of these mortgage loans and nominees of the Partnership have taken title to the properties that secure the loans, the borrower's ability to continue as a going concern has no impact on the Partnership's ability to continue as a going concern.

        These financial statements are prepared on an income tax basis of accounting and not pursuant to Regulation S-X. Management has presented these financial statements for informational purposes only.

         a. Financial Statements and Independent Auditors' Report CRICO of Royal Oaks Limited Partnership December 31, 1995

         b. CRICO of Trailway Pond I Limited Partnership (A Minnesota Limited Partnership) Financial Statements As of December 31, 1995 and 1994, Together With Auditors' Report

         ---------------------------------

         c.Financial Statements and Independent Auditors' Report CRICO of Valley Creek I Limited Partnership December 31, 1995

         d.Financial Statements and Independent Auditors' Report CRICO of White Bear Woods I Limited Partnership December 31, 1995

         e.CRICO of Ethan's I Limited Partnership (A Missouri Limited Partnership) Financial Statements As of December 31, 1995 and 1994, Together With Auditors' Report

         f.Financial Statements and Independent Auditors' Report CRICO of Fountain Place Limited Partnership December 31, 1995

         g.Financial Statements and Independent Auditors' Report CRICO of James Street Crossing Limited Partnership December 31, 1995

         h.CRICO of Trailway Pond II Limited Partnership (A Minnesota Limited Partnership) Financial Statements As of December 31, 1995 and 1994, Together With Auditors' Report

         i.Financial Statements and Independent Auditors' Report CRICO of Royal Oaks Limited Partnership December 31, 1994

         j.CRICO of Trailway Pond I Limited Partnership ( A Minnesota Limited Partnership) Financial Statements As of December 31, 1994 and 1993, Together With Auditors' Report

         k.Financial Statements and Independent Auditors' Report CRICO of Valley Creek I Limited Partnership December 31, 1994

         l.Financial Statements and Independent Auditors' Report CRICO of White Bear Woods I Limited Partnership December 31, 1994

         m.CRICO of Ethan's I Limited Partnership (A Missouri Limited Partnership) Financial Statements As of December 31, 1994 and 1993, Together With Auditors' Report

         n.Financial Statements and Independent Auditors' Report CRICO of Fountain Place Limited Partnership December 31, 1994

         o.Financial Statements and Independent Auditors' Report CRICO of James Street Crossing Limited Partnership December 31, 1994

         p.CRICO of Trailway Pond II Limited Partnership (A Minnesota Limited Partnership) Financial Statements As of December 31, 1994 and 1993, Together With Auditors' Report

                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Capital Realty Investors Tax Exempt Fund
                                Limited Partnership
                                             (Registrant)

                              By:  CRITEF Associates Limited Partnership,
                                     General Partner

                              By:  C.R.I., Inc., Managing General Partner


March 22, 1996                     /s/ Richard J. Palmer
------------------            By:  --------------------------------------
Date                               Richard J. Palmer
                                      Senior Vice President

                                 EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----

(99)     Additional Exhibits

         a. Financial Statements and Independent Auditors' Report CRICO of Royal Oaks Limited Partnership December 31, 1995

         b.  CRICO of Trailway Pond I Limited Partnership (A
             Minnesota Limited Partnership) Financial Statements As of December 31, 1995 and 1994, Together With Auditors' Report

         c. Financial Statements and Independent Auditors' Report CRICO of Valley Creek I Limited Partnership
             December 31, 1995

         d. Financial Statements and Independent Auditors' Report CRICO of White Bear Woods I Limited Partnership
             December 31, 1995

         e.  CRICO of Ethan's I Limited Partnership (A Missouri
             Limited Partnership) Financial Statements As of
             December 31, 1995 and 1994, Together With Auditors'
             Report

         f. Financial Statements and Independent Auditors' Report CRICO of Fountain Place Limited Partnership December 31, 1995

         g. Financial Statements and Independent Auditors' Report CRICO of James Street Crossing Limited Partnership
             December 31, 1995

         h.  CRICO of Trailway Pond II Limited Partnership (A
             Minnesota Limited Partnership) Financial Statements As of December 31, 1995 and 1994, Together With Auditors' Report

         i. Financial Statements and Independent Auditors' Report CRICO of Royal Oaks Limited Partnership December 31, 1994

         j.  CRICO of Trailway Pond I Limited Partnership ( A
             Minnesota Limited Partnership) Financial Statements As of December 31, 1994 and 1993, Together With Auditors' Report

         k.  Financial Statements and Independent Auditors' Report
             CRICO of Valley Creek I Limited Partnership December 31, 1994

Exhibit                                                                     Page
-------                                                                     ----

         l. Financial Statements and Independent Auditors' Report CRICO of White Bear Woods I Limited Partnership
             December 31, 1994

         m.  CRICO of Ethan's I Limited Partnership (A Missouri
             Limited Partnership) Financial Statements As of
             December 31, 1994 and 1993, Together With Auditors' Report

         n. Financial Statements and Independent Auditors' Report CRICO of Fountain Place Limited Partnership
             December 31, 1994

         o. Financial Statements and Independent Auditors' Report CRICO of James Street Crossing Limited Partnership
             December 31, 1994

         p.  CRICO of Trailway Pond II Limited Partnership (A
             Minnesota Limited Partnership) Financial Statements As of December 31, 1994 and 1993, Together With Auditors' Report